UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2016

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2016, the Board of Directors of Cabot Oil & Gas Corporation (the “Company”) adopted amendments to the proxy access provisions in Article V, Section E of the Company’s Amended and Restated Bylaws (the “Bylaws”) to further enhance the rights of the Company’s stockholders by reducing or eliminating certain conditions for the use of the proxy access provisions of the Bylaws. The amendments reflect the Company’s continuing engagement with its stockholders and the Board of Directors’ commitment to maintaining strong corporate governance.  Pursuant to these amendments, among other things, the Company:

•                  reduced to 3% (from 5%) the percentage of the Company’s outstanding common stock that a stockholder or group of stockholders must continuously own for at least three years in order to include director nominees in the Company’s proxy materials for annual meetings of its stockholders,

•                  increased from 10 to 20 the limitation on the number of stockholders that could form a group for purposes of meeting the eligibility requirements to include director nominees in the Company’s proxy materials for annual meetings of its stockholders,

•                  expressly provided that any group of two or more funds under common management and investment control will be treated as one stockholder for purposes of meeting the eligibility requirements to include director nominees in the Company’s proxy materials for annual meetings of its stockholders,

•                  provided that a stockholder may include loaned shares of the Company’s common stock in its shareholdings for purposes of meeting the eligibility requirements if such shares may be recalled with not more than five business days’ notice, and

•                  removed the requirement that a stockholder or group of stockholders make a representation as to its or their intention to own the Company’s common stock following the annual meeting.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to a copy of the Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

3.1                               Amended and Restated Bylaws of Cabot Oil & Gas Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

	By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Corporate Secretary and Managing Counsel

Date: July 28, 2016

EXHIBIT INDEX

No.	Description

3.1	Amended and Restated Bylaws of Cabot Oil & Gas Corporation.